UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

TREVENEX RESOURCES, INC.

(Name of Registrant as Specified in Its Charter)

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TREVENEX RESOURCES, INC.

25 West Cataldo, Suite A

Spokane, Washington 99202

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share, on April 19, 2010, by Trevenex Resources, Inc., a Nevada corporation (the “Trevenex”), with respect to certain corporate action.

The purpose of this Information Statement is to notify stockholders of Trevenex that, on March  31, 2010, we received a written consent in lieu of a meeting of stockholders from the holders of 1,118,800 shares of common stock (representing 63.93% of the issued and outstanding shares of common stock).  The written consent adopted resolutions approving the amendment of Article I of the Articles of Incorporation and change the name of our company from TREVENEX RESOURCES, INC. to GLOBAL MOBILETECH, INC.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 30, 2010 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF TREVENEX’ SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTIONS.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF TREVENEX.  THESE ACTIONS ARE EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST TWENTY (20) DAYS AFTER THE MAILING OF THE DEFINITIVE INFORMATION STATEMENT TO THE SHAREHOLDERS OF RECORD.

Our board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

April 19, 2010

/s/ Aik Fun Chong

Aik Fun Chong

President and Chief Executive Officer

TREVENEX RESOURCES, INC.

25 West Cataldo, Suite A

Spokane, Washington 99202

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share, at the close of business on April 19, 2010 of Trevenex Resources, Inc., a Nevada corporation (“Trevenex”), with respect to the amendment of the articles of incorporation to change the corporate name.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders who held shares, as of the close of business on March 30, 2010 (the “Record Date”), of the amendment of the articles of incorporation to be taken pursuant to the written consent of stockholders holding a majority of the issued and outstanding shares of Trevenex’ common stock.  A majority of the holders of the Trevenex common stock has approved the amendment of Article I of the Articles of Incorporation and change the name of our company from TREVENEX RESOURCES, INC. to GLOBAL MOBILETECH, INC.  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, we decided to proceed with the corporate action by obtaining the written consent of stockholders holding a majority of the voting power.

Who is entitled to notice?

All holders of shares of common stock of record on the close of business on the Record Date are entitled to notice of the corporate name change.

On what corporate matters did the principal stockholders vote?

The stockholders, who hold 63.93% of the total issued and outstanding voting capital stock of Trevenex on the Record Date, hold a majority of the issued and outstanding voting capital stock required to vote on the corporate name change.  The stockholders have voted for the following corporate action (the “Action”):

•

For the approval of an amendment to our articles of incorporation to change the corporate name “Trevenex Resources, Inc.” to “Global MobileTech, Inc.”

What vote is required to approve the Actions?

In order to amend the articles of incorporation to change the corporate name, the affirmative vote of a majority of the voting capital stock is required.  On March 31, 2010, stockholders holding a majority of the issued and outstanding shares of common stock signed a written consent in favor of the name change.  Under Section 78.320 of the Nevada Revised Statutes, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because stockholders holding a majority of the issued and outstanding shares of common stock are entitled to cast a vote representing 1,118,800 shares of common stock (which shares are equal to 63.93% of the total issued and outstanding voting capital stock on the Record Date), no action by the minority stockholders in connection with the corporate name change is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, March 30, 2010, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of our executive officers, directors and director designees, and (iii) our executive officers, directors and director designees as a group.  As of March 30, 2010, there were 1,750,000 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Keng Nam Looi 1-6A Jalan Desa 1/5 Desa Amn Puri, Kpg Kuala Lumpur, Malaysia	150,000	8.57%
Southwest Consulting Services Ltd Schttgtwg OOST29E WLMSTD Curacao Netherlands	135,000	7.71%
Scott Wetzel, President & CEO, (2)	108,800	6.22%
Ted Wagner, Vice President, (3)	100,000	5.71%
Raymond Kuh, CFO, Sec., Treas., (4)	100,000	5.71%
Livorno Latin America Scharlooweg 61 Wilemstad, Curacao	100,000	5.71%
Craig Sanders P.O. Box 30518 Spokane, WA 99223	100,000	5.71%
Chris Wetzel 909 E. Golden Ct. Spokane, WA 99208	100,000	5.71%
Toni Feldmeier Fraunried 3 Irshenberg, Germany 83737	100,000	5.71%
Mohd Aris Bernawi (5)	0	0%
Valerie Hoi Fah Looi (5)	0	0%
Chee Hong Leong (5)	0	0%
Aik Fun Chong (6)	0	0%
Hon Kit Wong (7)	0	0%
All officers and directors as a group	0	0%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company’s common stock.

(2)	Scott Wetzel resigned as President, Chief Executive Officer and director on March 25, 2010. The holdings of Scott Wetzel include 108,800 shares of common stock
(3)	Ted Wagner resigned as Vice President and director on March 25, 2010. The holdings of Mr. Wagner include 100,000 shares of common stock.
(4)	Raymond Kuh resigned as Chief Financial Officer, Treasurer, Secretary and director on March 25, 2010. The holdings of Mr. Kuh include 100,000 shares of common stock.
(5) (6) (7)

Mohd Aris Bernawi, Valerie Hoi Fah Looi and Chee Hong Leong were appointed as directors on March 25, 2010.

Aik Fun Chong was appointed as President and Chief Executive Officer on March 25, 2010.

Hon Kit Wong was appointed as Treasurer and Chief Financial Officer on March 25, 2010.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY TO GLOBAL MOBILETECH, INC.

On March 31, 2010, our board of directors adopted a resolution declaring it advisable to amend our company’s articles of incorporation to change the name of our company from Trevenex Resources, Inc. to Global MobileTech, Inc.    On March 31, 2010, we received a written consent in lieu of a meeting of stockholders from the holders of 1,118,800 shares of common stock (which shares are equal to 63.93% of the issued and outstanding shares of common stock) approving the amendment to the Article of Incorporation to change the corporate name.  A copy of the Certificate of Amendment to Articles of Incorporation is attached as Appendix A hereto.

Name Change and Change of the Purpose of the Company

Our current Articles of Incorporation states that the name of our company is Trevenex Resources, Inc.

Our Board of Directors unanimously approved, subject to stockholder approval, the Certificate of Amendment to change our name from “Trevenex Resources, Inc.” to “Global MobileTech, Inc.” and to expand the scope of the business in which we engage, thereby allowing us to engage in any lawful activity for which may be organized in the State of Nevada.

Stockholder approval for the Certificate of Amendment changing our company’s name was obtained by Written Consent of Stockholders holding at least a majority of our issued and outstanding Common Stock as of the Record Date.

Purpose of Changing the Name of the Company

We have changed our principal business activity from mining exploration to the marketing and distribution of mobile VoIP products, services and software for a wide variety of applications.

On March 15, 2010, we entered into a formal contract with VyseTECH Asia Sdn Bhd (“VyseTECH”), a Malaysian corporation, whereby VyseTECH has granted us exclusive marketing, distribution, development and licensing rights to sell and market mobile Voice over Internet Protocol (VoIP) products, services and software for a wide variety of applications in the United States, Canada and Mexico.

VyseTECH is the legal owner of certain patent and technology rights under patent application # 12/164,259 filed with the United States Patent and Trademark Office. VyseTECH has developed and commercialized patented proprietary technology for a number of applications that include mobile advertising, mobile multimedia sharing and mobile VoIP calls.

The acquisition of VyseTECH’s licensing rights has enabled Trevenex Resources, Inc. to use its core skills in multimedia content design and production, information technology and mobile VoIP services to build a carrier and mobile handset neutral Advertising (“Ad”) Server by integrating its proprietary Mobile Multimedia Sharing Gateway and Mobile VoIP Gateway.  The Ad Server has paved the way for us to (i) enter the lucrative mobile advertising market globally; (ii) launch MobiCAST, a free access Ad Supported Mobile-Web Social Networking and Micro-Multimedia blogging service that enables users to exchange text messages, photos, breaking news, gossips and videos from any mobile phone; and (iii) offer a unique mobile VoIP service that enables mobile communication devices to communicate with each other using the Internet.

In connection with our acquisition of the licensing rights, the Board of Directors has determined that the change of our name to “Global MobileTech, Inc.” is in the best interest of stockholders and will more accurately reflect, and allow us to engage in, our anticipated future business operations.

Effective Date of the Action

The Certificate of Amendment effecting the name change will become effective following filing with the Secretary of State of the state of Nevada, which will occur promptly following the 20 th day after the mailing of this Information Statement to our stockholders as of the Record Date.

Dissenters’ Right of Appraisal

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed corporate name change, and no stockholder is entitled to appraisal of or payment for their shares of common stock pursuant to such action.

No Meeting of Stockholders Required

We are not soliciting any votes with regard to the amendment of the articles of incorporation to change the name of our company to issue shares of our common stock, to change the name of our company, and to authorize changes in our board of directors.  The principal stockholders that have consented to the name change hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the corporation name change.

Vote Obtained

On March 31, 2010, the following persons executed a written consent approving the Action.

NAME	SHARES
Keng Nam Looi	150,000	8.57%
Southwest Consulting Services Ltd	135,000	7.71%
Scott Wetzel	108,800	6.22%
Ted Wagner	100,000	5.71%
Raymond Kuh	100,000	5.71%
Livorno Latin America	100,000	5.71%
Craig Sanders	100,000	5.71%
Chris Wetzel	100,000	5.71%
Toni Feldmeier	100,000	5.71%
Lee Siew Hong	75,000	4.29%
Marycliff Investment Corp	50,000	2.86%
TOTAL	1,118,800	63.93%

PROPOSALS BY SECURITY HOLDERS

No security holder has requested us to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee.  No director has informed us that he intends to oppose the proposed corporate name change to be taken as set forth in this Information Statement.

ADDITIONAL INFORMATION

We file reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information Trevenex is required to file pursuant to securities laws.  You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders.  We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us at 25 West Cataldo, Suite A, Spokane, Washington 99202, or by calling us at (509) 869-6877.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS

April 19, 2010

/s/ Aik Fun Chong

Name:  Aik Fun Chong

Title:    President and Chief Executive Officer

APPENDIX A

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Trevenex Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is amended as follows:

The name of the Corporation is Global MobileTech, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: by majority vote

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09